UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): June 12, 2015

ContraFect Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36577	39-2072586
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

28 Wells Avenue, 3rd Floor Yonkers, New York	10701
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (914) 207-2300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02	Unregistered Sales of Equity Securities.

On June 12, 2015, ContraFect Corporation (the “Company”) closed its previously announced private placement of common stock and warrants (the “Financing Transaction”) pursuant to a securities purchase agreement, dated June 11, 2015 (the “Securities Purchase Agreement”), with certain accredited investors named therein (the “Investors”). At the closing of the Financing Transaction, the Company sold approximately 4.728 million shares of its common stock, par value $0.0001 per share (the “Shares”), together with warrants to purchase approximately 2.364 million Shares (the “Investor Warrants”). The purchase price was $4.23 per each Share along with an Investor Warrant to purchase an additional one-half of a Share. The total gross proceeds to the Company were $20 million, before deducting aggregate fees of $1.2 million to Brookline Group, LLC and M.M. Dillon & Co. Group LLC (together, the “Placement Agents”) and estimated offering expenses. The Company also issued warrants to purchase up to 189,126 Shares to the Placement Agents as additional compensation (the “Placement Agent Warrants” and, collectively with the Investor Warrants, the “Warrants”). Roth Capital Partners, LLC acted as financial advisor to the Company and will receive a fee of $300,000.

The Investor Warrants will be exercisable, in whole or in part, at any time prior to June 12, 2018 and the Placement Agent Warrants will be exercisable, in whole or in part, at any time prior to June 12, 2020. The exercise price of the Investor Warrants will be $8.00 per share and the exercise price of the Placement Agent Warrants will be $4.65 per share. The Warrants provide for certain adjustments that may be made to the exercise price and the number of shares issuable upon exercise due to future corporate events or otherwise. In the case of certain fundamental transactions affecting the Company, the holders of the Warrants, upon exercise of the Warrants after such fundamental transaction, have the right to receive, in lieu of Shares, the same amount and kind of securities, cash or property such holder would have been entitled to receive upon the occurrence of the fundamental transaction had the Warrants been exercised immediately prior to such fundamental transaction. The Placement Agent Warrants (but not the Investor Warrants) contain a “cashless exercise” feature that allows the holders to exercise the Placement Agent Warrants without a cash payment to the Company upon the terms set forth therein.

The Company also entered into a registration rights agreement among the Company, the Investors and Brookline Group, LLC, dated June 11, 2015 (the “Registration Rights Agreement”). Pursuant to the Registration Rights Agreement, the Company is required to prepare and file a registration statement (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “Securities Act”) covering the resale of the Shares issued to the Investors pursuant to the Purchase Agreement, the Shares underlying the Investor Warrants and certain of the Placement Agent Warrants. The Company is required to use its reasonable best efforts to file the Registration Statement by August 3, 2015 (the “Filing Deadline”). The Company is required to use its reasonable best efforts to have the Registration Statement declared effective within ninety (90) calendar days following the Filing Deadline (the “Effectiveness Deadline”). Pursuant to the Registration Rights Agreement, if (i) the Registration Statement is not filed with the SEC on or prior to the Filing Deadline, (ii) the Registration Statement is not declared effective by the SEC on or prior to the Effectiveness Deadline or (iii) the Company fails to continuously maintain the effectiveness of the Registration Statement (with certain permitted exceptions), the Company will incur certain liquidated damages to the Investors.

The foregoing description of the terms and conditions of the Securities Purchase Agreement, the Investor Warrants, the Placement Agent Warrants and the Registration Rights Agreement is only a summary and is qualified in its entirety by the full text of such documents, the forms of which were previously filed as Exhibits 10.1, 4.1, 4.2, and 10.2, respectively, to the Company’s current report on Form 8-K filed on June 12, 2015.

The Shares and Warrants sold in and issued as compensation for the Financing Transaction were issued and sold only to “accredited investors” (as defined by Rule 501 under the Securities Act) in reliance upon exemptions from registration under the Securities Act afforded by Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder and corresponding provisions of state securities laws. The Securities Purchase Agreement and the Warrants contain representations to support the Company’s reasonable belief that the Investors had access to information concerning the Company’s operations and financial condition, that the Investors did not and will not acquire the Shares with a view to the distribution thereof in the absence of an effective registration statement or an applicable exemption from registration, and that the Investors were accredited investors. The Company relied upon such representations in determining that such exemptions were available. The Company will file a Form D in accordance with the requirements of Regulation D under the Securities Act in connection with the sale of such securities.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

4.1	Form of Investor Warrant (incorporated herein by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on June 12, 2015)

4.2	Form of Placement Agent Warrant (incorporated herein by reference to Exhibit 4.2 to the Company’s Current Report on Form 8-K filed on June 12, 2015)

10.1	Form of Securities Purchase Agreement between the Company and the Investors (incorporated herein by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on June 12, 2015)

10.2	Form of Registration Rights Agreement among the Company, the Investors and Brookline Group LLC (incorporated herein by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on June 12, 2015)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CONTRAFECT CORPORATION

Date: June 16, 2015	By:	/s/ Julia P. Gregory
		Name:	Julia P. Gregory
		Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

4.1	Form of Investor Warrant (incorporated herein by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on June 12, 2015)

4.2	Form of Placement Agent Warrant (incorporated herein by reference to Exhibit 4.2 to the Company’s Current Report on Form 8-K filed on June 12, 2015)

10.1	Form of Securities Purchase Agreement between the Company and the Investors (incorporated herein by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on June 12, 2015)

10.2	Form of Registration Rights Agreement among the Company, the Investors and Brookline Group LLC (incorporated herein by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on June 12, 2015)